Exhibit 99.77Q1(e)



     (i) Amendment to the Advisory Agreement of INVESCO Global & International Funds, Inc. dated November 1, 2002, filed with Post-Effective Amendment No. 20 to INVESCO Global & International Funds, Inc. Registration Statement on October 24, 2002 and incorporated herein by reference.